UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

SIX FLAGS ENTERTAINMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-42157	93-4097909
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8701 Red Oak Blvd.,

Charlotte, North Carolina 28217

(Address of principal executive offices) (Zip Code)

(704) 414-4700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2025, Six Flags Entertainment Corporation (the “Company”) announced that there will be an executive leadership transition at the Company. Richard Zimmerman, President and Chief Executive Officer of the Company, will step down as President and Chief Executive Officer by the end of 2025. To ensure leadership continuity and a smooth transition, Zimmerman will continue to serve as Chief Executive Officer until the Board has appointed a successor. This transition is without cause and is not due to any disagreement with the Board, the Company or management on any matter relating to the Company’s operations, policies or practices. Zimmerman will remain a member of the Company’s Board of Directors (the “Board”).

The Board’s Nominating & Corporate Governance Committee has initiated a process to identify the Company’s next Chief Executive Officer and will be hiring a leading global executive search firm to assist in the Chief Executive Officer search process.

Item 7.01	Regulation FD Disclosure.

On August 6, 2025, the Company issued a press release announcing the executive leadership transition at the Company. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 6, 2025 (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION
(Registrant)

/s/ Brian C. Witherow
Name:	Brian C. Witherow
Title:	Chief Financial Officer

Date: August 6, 2025